UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 9, 2015

MONITRONICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2350 Valley View Lane, # 100
Dallas, Texas 75234
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 243-7443

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 9, 2015, Monitronics International, Inc. (the “Company”), a wholly-owned subsidiary of Ascent Capital Group, Inc. (“Ascent”), entered into Amendment No. 5 (the “Amendment”) to its Credit Agreement, dated as of March 23, 2012, among the Company, as the borrower, the lenders and other financial institutions from time to time party thereto and Bank of America, N.A., as administrative agent (as previously amended, the “Credit Agreement” and, as further amended by the Amendment, the “Amended Credit Agreement”). Pursuant to the Amended Credit Agreement, the Company completed the issuance of an incremental $550 million senior secured Term Loan B offering (the “New Term Loans”). The New Term Loans bear interest at LIBOR plus 3.50%, subject to a LIBOR floor of 1.00%, and mature on April 9, 2022. The Company used the net proceeds to retire $492 million of its existing Term Loans, due March 2018, and repaid $50 million of the Company’s revolving credit facility. The Amended Credit Agreement also incorporates certain covenant changes to the Credit Agreement, including the removal of the third quarter 2015 Senior Secured and Total Leverage covenant step-downs. Except as expressly amended by the Amendment, the Credit Agreement remains in full force and effect.

The foregoing description of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof attached hereto as Exhibit 4.1.

Item 7.01 Regulation FD Disclosure

On April 9, 2015, Ascent issued a press release, attached hereto as Exhibit 99.1, announcing the Company's completion of the refinancing described above. This Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1
Form of Amendment No. 5 to the Credit Agreement, dated April 9, 2015 (including the Amended Credit Agreement) (incorporated by reference to Exhibit 4.1 to Ascent Capital Group Inc.'s ("Ascent") Current Report on Form 8-K (File No. 001-34176), filed with the Securities and Exchange Commission on April 9, 2015 (the “Ascent 8-K")).

99.1	Press Release Issued by Ascent on April 9, 2015 (incorporated by reference to Exhibit 99.1 of the Ascent 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2015

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1
Form of Amendment No. 5 to the Credit Agreement, dated April 9, 2015 (including the Amended Credit Agreement) (incorporated by reference to Exhibit 4.1 to Ascent Capital Group Inc.'s ("Ascent") Current Report on Form 8-K (File No. 001-34176), filed with the Securities and Exchange Commission on April 9, 2015 (the “Ascent 8-K")).

99.1	Press Release Issued by Ascent on April 9, 2015 (incorporated by reference to Exhibit 99.1 of the Ascent 8-K).

4